CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[ ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.

ERAPSCO	SonobuoyTech Systems
Subcontractor:	Sparton DeLeon Springs, LLC
Effective Date:	17-July-14
Subcontract Number:	ERAPS014-220
Subcontract Modification:	Initial
Mod Effective Date:	N/A
Customer:	US Navy-NAVAIR
Customer Contract Number:	N00421-14-D-0025
Program:	53F, 62E, Mk-84, 36B, Q101, Q125
Total Contract Value:	$165,997,791.65 Fee Funded 100%
USSI [_____]	$75,464,453.34 $0.00 $75,464,453.34
Sparton: [_____]	$90,533,338.31 $0.00 $90,533,338.31

This subcontract is entered into by and between ERAPSCO (“ERAPSCO” or “Buyer”), a general partnership comprised of Sparton DeLeon Springs, LLC and UnderSea Sensor Systems Inc. (“USSI” or “Seller”), with offices located at 4868 East Park 30 Drive, Columbia City, Indiana 46725 and Sparton DeLeon Springs, LLC., 5612 Johnson Lake Road, DeLeon Springs, Florida 32130 (“Sparton” or “Seller”). As such, ERAPSCO provides authorization for the Seller to perform requirements identified in the attached customer contract and as summarized herein.

ERAPSCO/STS Sparton DeLeon Springs, LLC By: /s/ Mark Belyea By: /s/_Mark Belyea___ Name: Mark Belyea Name: Mark Belyea Title: General Manager Title: Contract Manager Date: Date:
A Sparton DeLeon Springs, LLC, and Ultra Electronics UnderSea Senor Systems Joint Venture 4868 East Park 30 Drive, Columbia City, Indiana 46725

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[ ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.

ERAPSCO	Page 2 of 2
Customer Information
Customer Name: US Navy Navair Technical Contact: Tim Perry
Contract Contact: Mike Coon Phone: 812-863-7070 209
Phone: 301-757-7114 Email: tim.perry@navy.mil
Email: michael.coon@navy.mil   Bid Number: FY 14 IDIQ

End User: US Navy

Contract Terms
Contract Type: FFP
Period of Performance: 7/17/14 to 7/16/16
Shipping Terms: FCA Plant Freight Forwarder: N/A
Payment Terms: PBP; Net 30 Export License Required: No

Product Information
Product Description: 53F Quantity: [_____] Price: [_____] Delivery Date: 7/17/14 to 7/16/16 Product Specifications: PSS REVB CHG2 Packaging Specifications: Section D and Appendix C
Product Description: 62E Quantity: [_____] Price: [_____] Delivery Date: 7/17/14 to 7/16/16 Product Specifications: PSS REVB CHG2 Packaging Specifications: Section D and Appendix C
Product Description: ADAR Quantity: [_____] Price: [_____] Delivery Date: 7/17/14 to 7/16/16 Product Specifications: PSS REVB CHG2 Packaging Specifications: Section D and Appendix C
Product Description: Q125 Quantity: [_____] Price: [_____] Delivery Date: 7/17/14 to 7/16/16 Product Specifications: MAC PSS REVC CHG2 Packaging Specifications: Section D and Appendix C
Product Description: MK-84 Quantity: [_____] Price: [_____] Delivery Date: 7/17/14 to 7/16/16 Product Specifications: MARK 84 MOD1 REV-CHG0 Packaging Specifications: Section D and Appendix C
Product Description: 36B Quantity: [_____] Price: [_____] Delivery Date: 7/17/14 to 7/16/16 Product Specifications: PSS REVB CHG2 Packaging Specifications: Section D and Appendix C

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Product Description: Q125 NRE Quantity: 1 Price: [_____] Delivery Date: 7/17/14 to 1/13/15 Product Specifications: MAC PSS RevB CHG2 Packaging Specifications: Section D and Appendix C
Miscellaneous Comments
See Tracking Sheet for Delivery Schedule and Data Items

A Sparton DeLeon Springs, LLC, and Ultra Electronics UnderSea Sensor Systems Joint Venture
4868 East Park 30 Drive, Columbia City, Indiana 46725

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